EXHIBIT 99.2
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Investor Relations Presentation made by Jones Lang LaSalle Incorporated on November 28, 2005



JONES LANG              INVESTOR CONFERENCE CALL
LASALLE




                        Colin Dyer -       Chief Executive Officer

                        Lauralee Martin -  Chief Operating and
                                           Financial Officer




                        NOVEMBER 2005














































JONES LANG
LASALLE                                                         Slide 1


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JONES LANG
LASALLE                             FORWARD LOOKING STATEMENTS



Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans, targets, projections and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements and Jones Lang LaSalle makes no representations or guarantees thereof. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2004, in Jones Lang LaSalle's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events. In addition, nothing herein may be construed or is intended as an offering of any security.










































JONES LANG
LASALLE                                                         Slide 2


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                            OUR GROWTH DRIVERS -

                         THE GLOBAL FIVE PRIORITIES




            1.    Local and Regional Service Operations

            2.    Global Corporate Solutions

            3.    Global Capital Markets

            4.    LaSalle Investment Management

            5.    Infrastructure





















































JONES LANG
LASALLE                                                         Slide 3


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                            TRANSACTION OVERVIEW




..     Jones Lang LaSalle has entered a definitive agreement to combine operations with Spaulding & Slye

      . Transaction structured as an acquisition; financed using Jones Lang LaSalle's existing revolving credit facility

      .     $150 million cash paid at closing

      . Additional consideration and earn-out over next three years subject to contract terms and performance

      .     Closing subject to customary contract terms and Hart-Scott-
            Rodino approval


..     Transaction fits comfortably within Jones Lang LaSalle's capital structure strategy

      . Debt-financed transaction brings the firm's capital structure closer to its targeted 25% debt to book capitalization

      . Ample flexibility to continue investments for growth, share repurchases and dividends


..     EPS accretive transaction

      . 2006 EPS neutral to modestly accretive after approximately $0.15 per share impact of financing costs

      . EPS accretion higher in 2007 and beyond with performance and as cash flows reduce debt and financing costs
































JONES LANG
LASALLE                                                         Slide 4

                            OUR GROWTH DRIVERS -

                         THE GLOBAL FIVE PRIORITIES




            1.    Local and Regional Service Operations

                  .     Be a force in all markets

                  .     Operate to world service standards

                  .     Execute the global service lines























































JONES LANG
LASALLE                                                         Slide 5


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                          SPAULDING & SLYE OVERVIEW




      . Spaulding & Slye is a Boston-based regional real estate services firm founded in 1966 with offices in the Boston and Washington D.C. areas

            . Approximately 500 Spaulding & Slye employees will join the Jones Lang LaSalle organization

            . Revenue sourced 50% from Leasing with balance spread over Construction Management, Development, Property
                  Management, Investment Sales, Structured Finance,
                  Project Management and Investment Management


      . Strong cultural fit with Jones Lang LaSalle demonstrated by Spaulding & Slye's "Clients First" mentality

















































JONES LANG
LASALLE                                                         Slide 6

                        EXECUTING GROWTH STRATEGIES -

                           OUR STRATEGIC RATIONALE




      . Establishes immediate scale in New England region and strengthens DC operations


      . Spaulding & Slye brings synergistic fit with Jones Lang LaSalle U.S. targeted growth markets

            . Boston - Leasing and Management, Investment Sales, Structured Finance

            . Washington D.C. combined with Jones Lang LaSalle's operations solidifies a powerful platform in this market

            . Recognized Federal Government practice complements Jones Lang LaSalle's growing Public Institutions practice

            . Life Science Client Sector provides new opportunities and accelerates Jones Lang LaSalle's Health Care practice

            . Higher Education practice with established high-profile clients is consistent with Jones Lang LaSalle's focus

            . Construction and Development skills bring new services to Jones Lang LaSalle clients and growth opportunities.






































JONES LANG
LASALLE                                                         Slide 7